Investor PRESENTATION October 29, 2015 Exhibit 99.2

Safe Harbor Forward-Looking Statements. This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of October 29, 2015 and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as "intends" and “expects,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income / (loss), earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: an increasingly competitive global environment; modifications to our current business models and practices or our adoption of new business models or practices in order to compete; changes in search engine algorithms and dynamics or other traffic-generating arrangements; declines or disruptions in the travel industry; our failure to maintain and expand our relationships and contractual agreements with travel suppliers or travel distribution partners; our failure to maintain and expand our brand awareness or increased costs to do so; our failure to adapt to technological developments or industry trends; risks relating to our operations in international markets, including China; adverse application of existing tax or unclaimed property laws, rules or regulations or implementation of new unfavorable laws, rules or regulations; adverse outcomes in legal proceedings to which we are a party; our failure to comply with current laws, rules and regulations, or changes to such laws, rules and regulations; determinations by U.S. and foreign tax authorities regarding our worldwide tax provision for income taxes; payments related risks, including credit card fraud; volatility in our stock price; liquidity constraints or our inability to access the capital markets when necessary; interruption or lack of redundancy in our information systems; failure to retain or motivate key personnel or hire, retain and motivate qualified personnel, including senior management; changes in control of the Company; management and director conflicts of interest; risks related to actions taken by our business partners and third party service providers, including failure to comply with our requirements or standards or the requirements or standards of governmental authorities, or any cessation of their operations; risks related to the failure of counterparties to perform on financial obligations; fluctuations in foreign exchange rates; our failure to comply with governmental regulation and other legal obligations related to our processing, storage, use and disclosure of personal data, and liabilities related to security breaches; risks related to our acquisitions, investments or significant commercial arrangements; risks related to our long-term indebtedness; our failure to effectively operate our businesses due to restrictive covenants in the agreements governing our indebtedness; our failure to protect our intellectual property from copying or use by others, including competitors; and other risks detailed in Expedia, Inc.’s public filings with the SEC, including our quarterly report on Form 10-Q for the quarter ended September 30, 2015.  Except as required by law, we undertake no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise. Non-GAAP Measures.  Reconciliations to GAAP measures of non-GAAP measures included in this presentation are included in the Appendix.  These measures are intended to supplement, not substitute for, GAAP comparable measures.  Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Industry / Market Data.  Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. Trademarks & Logos. Trademarks and logos are the property of their respective owners. © 2015 Expedia, Inc. All rights reserved. CST: 2029030-50 July 2014

Important Note In May 2015, Expedia sold its 62.4% equity stake in eLong for approximately $671 million to several purchasers including Ctrip. Expedia and Ctrip also reached agreement on cooperation for certain travel products in specified geographic markets. Unless otherwise noted, due to Expedia’s sale of its eLong stake, all discussion in these slides refers to results for Expedia, Inc. excluding eLong. July 2014

Investment Highlights A Leading Global Player in ~$1.3 Trillion Travel Market Significant Growth Opportunities Across Geographies Consistently Strong Financial Execution Technology Platform Innovation Driving Higher Conversion Success in Growing Mobile Channels A Growth Company High Growth Advertising & Media Business Rapid Expansion in Highly Fragmented Hotel Industry Supported by Multi-Product Offering Solid Track Record of Disciplined Capital Allocation

One of the Largest Travel Companies in the World VOLUME AND GLOBAL REACH MULTI-CHANNEL, MULTI-PLATFORM GLOBAL MARKETPLACE Mutually Beneficial Supply Agreements Value to Travelers Scale Enables Virtuous Circle Diverse Demand: Geography AND Travel Type SUPPLY Depth and Breadth of ~271,000 Hotels in 200+ Countries 400+ Airlines 6.8 Million Packages Volume and Diversity of Global Travel DEMAND 7 Billion+ Flight Searches Travelers in ~75 Countries Corporate and Leisure Travel; Online and Offline

Established Brands With Global Reach Trusted Brands Brand Recognition in Every Established Market Solid Foothold in Emerging Markets 89 Sites in 68 Countries A Leading Hotel Specialist Globally 33 Sites in 32 Countries A Leading Full-Service Online Travel Agency Sites in 52 Countries A Leading Hotel Metasearch Company Presence in 65 Countries A Leader in Global Corporate Travel

Diversifying Revenue Mix Reduces Risk and Positions the Business for Growth 2005 Revenue1 Revenue TTM 2 9/30/15 PRODUCT Hotels 63% Hotels 69% Car, Cruise & Other 14% Air 8% Air 22% GEOGRAPHY International 21% Domestic 79% International 45% Domestic 55% Ad & Media 9% Ad & Media 2% Car, Cruise & Other 13% 1 2005 Geography excludes eLong; Product includes eLong 2 Trailing Twelve Months

Expedia 6% Other Expedia 6% Other Expedia 18% Other Expedia 5% Other Online Travel Segment 56% 23% 44% 32% 43% of Total Travel Market Global Leader and Significant Headroom for Further Growth Sources: Phocuswright estimates and Expedia data; travel market size estimates based on Phocuswright data for full year 2015. Note: Expedia’s share of travel market defined by TTM gross bookings as of September 30, 2015. Beginning in Q4 2014, total travel market definition was expanded to include Canada, Eastern Europe and Middle East. Expedia Share: United States + . Canada LATIN America EMEA Expedia 10% Other 2015 Total Travel Market Expedia 1% Expedia 2% Expedia 2% Other Other $374B $92B $476B $367B Total Travel Market ~$1.3T ASIA PACIFIC

Rapidly Expanding in Fragmented Hotel Segment of the Travel Industry

expedia inc.

Expedia, Inc. Has Scale in Hotels …

$6.3B
TTM 9/30/15
Revenues



Other[1]
Air
Hotels
70%

~271k Hotels in 200+ Countries

~Only 8% Share of Rooms Booked in the US[2]

… And Significant Room for Additional Growth

Number of Hotels[3]



tripadvisor
950,000
trivago
expedia inc.
900,000
Booking.com
811,000
expedia inc.
271,000
Global Team Accelerating Pace of Hotel Acquisition



[1]Other includes Car, Advertising, Destination Services, Insurance, Cruise, Agency Packages, and Other
[2]Sources: Smith Travel Research and Expedia data
[3]Hotel data for TripAdvisor and Booking.com obtained from respective company websites. Booking.com number includes ~375,000 vacation rental properties.

9

CENTRALIZED Customer Operations Technology CENTRALIZED Transactional Infrastructure: Financials / Order Management / Inventory Management Have Completed Significant Technology Investments That Fortify the Business CUSTOMIZED Front-End Technology for Rapid Innovation and Powerful Analytics … Improving Conversion

Industry Leading Mobile Initiatives Drive Traffic and Revenue

expedia inc.

The World Is Changing …


Expedia
24 x 7
Mobile Users
PC-Connected Users

Opening Up Significant Opportunities in Travel

More than
One in Four
Room Nights[1]
Booked on a
Mobile Device

More than 50%
of Mobile Bookings[2]
Completed within
Two Days
of Travel / Stay

Expedia, Inc. Leads the Way in Mobile Innovation

Expedia PartnerCentral App for Hoteliers

Helping hoteliers manage their Expedia business and solve everyday problems via Apple and Android mobile devices



Exclusive Expedia App for Samsung

The new Samsung app includes Galaxy-exclusive hotel pricing, a dedicated customer support line and a curated travel-discovery experience for users


SAMSUNG
Expedia
SAMSUNG

[1]Based on global mobile bookings in Q3 2015. [2]Based on Brand Expedia global bookings on a mobile phone and Hotels.com global bookings on a mobile device.

11

Significant Acceleration in the Advertising and Media Business Advertising & Media revenue $ Millions ’12-’14 CAGR : 94.6% 3Q15 TTM YOY Growth: 23.3% Note: Reported numbers are net of any intercompany revenue 1 Controlling interest in trivago GmbH (”trivago”) acquired in March 2013 #1 hotel metasearch in Europe

Consistent Financial Execution Adjusted ebitda1 ROOM NIGHTS $ Millions REVENUE $ Billions 1 Non-GAAP measure. See Appendix A for Non-GAAP to GAAP Reconciliation ’12-’14 CAGR: 19.5% 3Q15 TTM YOY Growth: 16.3% ’12-’14 CAGR: 14.3% 3Q15 TTM YOY Growth: 13.9% ’12-’14 CAGR: 20.3% 3Q15 TTM YOY Growth: 33.3% Millions GROSS BOOKINGS $ Billions

Solid Track Record of Disciplined Capital Allocation Free cash flow1 1 Non-GAAP measure, including eLong. See Appendix for Non-GAAP to GAAP Reconciliation. 2 Expedia acquired Orbitz Worldwide on September 17. 3 Expedia acquired an additional 25% equity interest in the former joint venture in March 2015. 4 On May 22, Expedia sold its 62.4% ownership in eLong to a group of purchasers based in China $ Millions ’09-’14 CAGR: 16% Share repurchases and Dividends Key Transactions 2011 | 2012 | 2013 | 2014 | 2015 $ in Millions 2 3 4

Orbitz Worldwide Impact to Adjusted EBITDA Q3 2015 $ millions Q3 2015 Y/Y Growth Expedia (excluding eLong) Adjusted EBITDA* 469 13% Orbitz Worldwide deal and integration costs (7) n/a Negative impact of consolidating the Orbitz Worldwide financial statements (10) n/a Total impact from Orbitz Worldwide (17) n/a Expedia (excluding eLong) Adjusted EBITDA excluding the impacts of Orbitz Worldwide* 486 17% Orbitz Worldwide had a negative impact on adjusted EBITDA in Q3 2015, primarily as a result of the purchase accounting impacts, which when taken with approximately $7 million of deal and integration costs, resulted in a negative impact of approximately $17 million in adjusted EBITDA for the quarter. 2015 Guidance: Full Year 2015 Expedia (excluding eLong) Adjusted EBITDA growth of 12%-15%. Excluding eLong and all impacts of the Orbitz transaction in Q3 and Q4, we are forecasting full year 2015 Adjusted EBITDA growth to come in near the high end of the 12%-15% guidance range. Excluding eLong and including all impacts of Orbitz for both Q3 and Q4, we expect full year adjusted EBITDA growth to be near the lower end of the 12%-15% guidance range. We expect a full year negative Adjusted EBITDA impact from Orbitz of over $32 million, with $15 million coming in the Q4 2015. * Non-GAAP measure. See Appendix A for Non-GAAP to GAAP Reconciliation.

Investment Highlights A Leading Global Player in ~$1.3 Trillion Travel Market Significant Growth Opportunities Across Geographies Consistently Strong Financial Execution Technology Platform Innovation Driving Higher Conversion Success in Growing Mobile Channels A Growth Company High Growth Advertising & Media Business Rapid Expansion in Highly Fragmented Hotel Industry Supported by Multi-Product Offering Solid Track Record of Disciplined Capital Allocation

APPENDICES

Non-GAAP Definitions Adjusted EBITDA is defined as operating income plus: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; and (iii) upfront consideration paid to settle employee compensation plans of the acquiree; (3) certain infrequently occurring items, including restructuring; (4) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings; (5) gains (losses) realized on revenue hedging activities that are included in other, net; and (6) depreciation. The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.

$ Millions 2012 2013 2014 TTM 3Q15 Adjusted EBITDA excluding eLong $804 $891 $1,051 $1,162 eLong Adjusted EBITDA (1) (12) (27) (89) Adjusted EBITDA $803 $879 $1,025 $1,073 Depreciation (164) (212) (266) (312) Amortization of Intangible Assets (32) (72) (80) (108) Legal Reserves , Occupancy Tax and Other (117) (78) (42) 104 Stock-Based Compensation (65) (130) (85) (151) Acquisition-related and Other - (10) - - Restructuring Charges - - (26) (78) Realized Loss (Gain) on Revenue Hedges 6 (11) (9) (49) Operating Income (Loss) $432 $366 $518 $479 Gain on Sale of Business - - - 509 Total Other Expense, Net (82) (65) (53) 32 Income (Loss) from Continuing Operations before Income Taxes 350 301 465 1,020 Provision for Income Taxes (47) (84) (92) (228) Income (Loss) from Continuing Operations 303 216 373 792 Discontinued Operations, Net of Taxes (23) - - - Net Income (Loss) 280 216 373 792 Net (Income) Loss Attributable to Noncontrolling Interests - 16 25 51 Net Income (Loss) Attributable to Expedia, Inc. $280 $233 $398 $843 Non-GAAP / GAAP Reconciliation: Adjusted EBITDA Note: Numbers may not sum due to rounding

Non-GAAP / GAAP Reconciliation: Free Cash Flow Note: Numbers may not sum due to rounding and include eLong $ Millions 2009 2010 2011 2012 2013 2014 TTM 3Q15 Cash provided by operations $574 $605 $826 $1,237 $763 $1,367 $1,342 Capital expenditures (79) (136) (208) (236) (309) (328) (714) Free cash flow $495 $469 $618 $1,001 $455 $1,039 $628

$ Millions 3Q15 Expedia (excluding eLong) Adjusted EBITDA excluding the Impacts of Orbitz Worldwide $486 Orbitz Worldwide Deal and Integration Costs (7) Negative Impact of Consolidating the Orbitz Worldwide Financial Statements (10) Expedia (excluding eLong) Adjusted EBITDA $469 eLong Adjusted EBITDA - Adjusted EBITDA $469 Depreciation (87) Amortization of Intangible Assets (31) Legal Reserves , Occupancy Tax and Other 115 Stock-Based Compensation (64) Restructuring Charges (42) Realized Loss (Gain) on Revenue Hedges (14) Operating Income (Loss) $345 Interest Expense, Net (29) Other Expense, Net 26 Income (Loss) from Continuing Operations before Income Taxes 342 Provision for Income Taxes (66) Income (Loss) from Continuing Operations 276 Net (Income) Loss Attributable to Noncontrolling Interests 7 Net Income (Loss) Attributable to Expedia, Inc. $283 Non-GAAP / GAAP Reconciliation: Adjusted EBITDA Note: Numbers may not sum due to rounding